UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2025

Paramount Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36746	32-0439307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway New York, New York		10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 237-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock of Paramount Group, Inc., $0.01 par value per share	PGRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 17, 2025, Paramount Group Operating Partnership LP, the operating partnership through which Paramount Group, Inc. conducts its business (collectively, the “Company”), entered into a Consent Agreement (the “Consent Agreement”) in connection with that certain Second Amended and Restated Credit Agreement (as amended, restated, supplemented and/or modified, the “Credit Agreement”) governing its revolving credit facility (the “Credit Facility”). The Consent Agreement waives the provisions of Section 7.05 and Sections 11.19(b) of the Credit Agreement to the extent necessary to permit the Company to consummate the previously disclosed disposition of a 45% indirect equity interest in 900 Third Avenue and release of guaranty obligations of the guarantors related thereto. Pursuant to the Consent Agreement, the Company has reduced aggregate commitments under the Credit Facility from $750.0 million to $450.0 million. In addition, from the date of the Consent Agreement through June 30, 2025, the Consent Agreement modifies the Credit Agreement to (i) reduce the aggregate Unencumbered Asset Value of all Unencumbered Eligible Properties from $900.0 million to $500.0 million; (ii) increase the Secured Leverage Ratio as of the last day of any relevant fiscal quarter from 50% to 60%; and (iii) limit borrowings under the Credit Facility to $200.0 million. The Company expects to file the Consent Agreement as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2025.

The foregoing summary of the Consent Agreement, contained in this Current Report on Form 8-K, is qualified in its entirety by reference to the Credit Agreement (as modified by the Consent Agreement).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The summary of the Consent Agreement contained in Item 1.01 above is incorporated by reference herein into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GROUP, INC.

Date: January 22, 2025	By:	/s/ Wilbur Paes
	Name:	Wilbur Paes
	Title	Chief Operating Officer, Chief Financial Officer and Treasurer